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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 13, 1999 (except for a matter discussed in Note 13 for which the date was August 18, 1999) included in BSQUARE Corporation's Form S-1 (File No. 333-85351) and to all references to our Firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP

        Seattle, Washington
        October 19, 1999